Exhibit 99.3
LADENBURG THALMANN FINANCIAL SERVICES INC.
UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
     The following unaudited pro forma combined condensed financial statements are based on the historical financial statements of Ladenburg Thalmann Financial Services Inc. (“LTFS”), Investacorp, Inc. and related companies (collectively, “Investacorp”), acquired in October 2007, and Triad Advisors, Inc. (“Triad”), acquired in August 2008, after giving effect to the acquisitions of Triad and Investacorp by LTFS using the purchase method of accounting and applying the assumptions and adjustments described in the accompanying notes.
     The unaudited pro forma combined condensed statement of operations for the six months ended June 30, 2008 and the pro forma combined condensed statement of operations for the year ended December 31, 2007 are presented as if the Triad and Investacorp acquisitions had occurred on January 1, 2007. The unaudited pro forma combined condensed balance sheet at June 30, 2008 is presented as if the Triad acquisition had occurred on June 30, 2008. You should read this information in conjunction with the:
•	accompanying notes to the unaudited pro forma combined condensed financial statements;

•	separate unaudited historical financial statements of LTFS as of, and for the three and six month periods ended, June 30, 2008, included in LTFS’ quarterly report on Form 10-Q for the three months ended June 30, 2008;

•	separate historical financial statements of LTFS as of, and for the fiscal year ended, December 31, 2007, included in LTFS’ annual report on Form 10-K for the fiscal year ended December 31, 2007; and

•	separate historical financial statements of Triad as of, and for the three and six months ended, June 30, 2008 (unaudited) and the year ended December 31, 2007 (audited), included in Exhibits 99.1 and 99.2 of LTFS’ current report on Form 8-K (as amended) dated August 13, 2008.
     The pro forma information presented is for illustrative purposes only and is not necessarily indicative of the financial position or results of operations that would have been realized if the acquisitions had been completed on the dates indicated, nor is it indicative of future operating results or financial position. The pro forma adjustments are based upon available information and certain assumptions that LTFS believes are reasonable.
     The unaudited pro forma combined condensed financial statements do not include the effects of any operating efficiencies or cost savings expected from the acquisitions.
     In accordance with the purchase method of accounting, the total purchase price, calculated as described in Note 1 to these unaudited pro forma combined condensed financial statements, has been allocated to assets acquired and liabilities assumed based on their estimated respective fair values based on a preliminary determination by LTFS’ management. Final allocations of the purchase price recorded may differ materially from the information presented. Additionally, the fair value of assets acquired and liabilities assumed may be materially impacted by the results of Triad’s operations through August 13, 2008 (the date the acquisition was completed).
     The unaudited pro forma combined condensed statement of operations for the six months ended June 30, 2008 has been derived from:
•	the unaudited historical condensed consolidated statements of operations of LTFS for the six months ended June 30, 2008; and

•	the unaudited historical condensed consolidated statement of operations of Triad for the six months ended June 30, 2008.
     The unaudited pro forma combined condensed statement of operations for the year ended December 31, 2007 has been derived from:

•	the audited historical consolidated statement of operations of LTFS for the year ended December 31, 2007;

•	the audited historical consolidated statement of operations of Triad for the year ended December 31, 2007; and

•	the unaudited historical condensed combined statement of operations of Investacorp for the period from January 1, 2007 to October 19, 2007.
     The unaudited pro forma combined condensed balance sheet as of June 30, 2008 has been derived from:
•	the unaudited historical condensed consolidated balance sheet of LTFS as of June 30, 2008; and

•	the unaudited historical condensed consolidated balance sheet of Triad as of June 30, 2008.

LADENBURG THALMANN FINANCIAL SERVICES INC.
UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
June 30, 2008
(In thousands)

	Historical
			Pro Forma			Pro Forma
	LTFS	Triad	Adjustments			Combined

ASSETS
Cash and cash equivalents	$12,482	$492	$(6,826)	(a	)	$6,148
Securities owned, at market value	1,324	800	—			2,124
Receivables from clearing brokers, other broker-dealers and sponsors	31,524	2,469	—			33,993
Accounts receivable, net	852	81	—			933
Intangible assets, net of accumulated amortization of $2,354	20,087	—	13,022	(b	)	33,109
Goodwill	23,591	—	8,260	(b	)	31,851
Other assets	10,783	599	(4)	(c	)	11,378

Total assets	$100,643	$4,441	$14,452			$119,536

LIABILITIES AND SHAREHOLDERS’ EQUITY

Securities sold, but not yet purchased, at market value	$11	$24	$—			$35
Accrued compensation	4,642	1	—			4,643
Commissions and fees payable	4,027	1,237	—			5,264
Accounts payable and accrued liabilities	5,820	308	86	(d	)	6,214
Deferred rent	2,474	86	—			2,560
Notes payable	32,933	—	4,384	(e	)	37,317

Total liabilities	49,907	1,656	4,470			56,033

Shareholders’ equity:
Preferred stock, $.0001 par value; 2,000,000 shares authorized; none issued	—	—	—			—
Common stock, $.0001 par value; 400,000,000 shares authorized; shares issued and outstanding, 170,892,818	16	1	(0)	(f	)	17
Additional paid-in capital	151,622	442	12,324	(f	)	164,388
Retained earnings (accumulated deficit)	(100,902)	2,342	(2,342)	(f	)	(100,902)

Total shareholders’ equity	50,736	2,785	9,982			63,503

Total liabilities and shareholders’ equity	$100,643	$4,441	$14,452			$119,536

See notes to unaudited pro forma combined condensed financial statements

LADENBURG THALMANN FINANCIAL SERVICES INC.
UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
For the six months ended June 30, 2008
(In thousands, except per share and share amounts)

	Historical
			Pro Forma			Pro Forma
	LTFS	Triad	Adjustments			Combined

Revenues	$54,023	$31,467	$—			$85,490

Expenses	60,227	29,927	(34)	(g	)(h)(i)	90,120

Income (loss) before income taxes	(6,204)	1,540	34			(4,630)

Income tax expense	62	13	511	(j	)	586

Net income (loss)	$(6,266)	$1,527	$(477)			$(5,216)

Loss per common share:
Basic	$(0.04)					$(0.03)

Diluted	$(0.04)					$(0.03)

Weighted average common shares outstanding:
Basic	162,105,035					166,790,815

Diluted	162,105,035					166,790,815

See notes to unaudited pro forma combined condensed financial statements

LADENBURG THALMANN FINANCIAL SERVICES INC.
UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
For the year ended December 31, 2007
(In thousands, except per share and share amounts)

	Historical					Historical
					LTFS and					LTFS, Investacorp
					Investacorp					and Triad
			Pro Forma		Pro Forma		Pro Forma			Pro Forma
	LTFS	Investacorp	Adjustments		Combined	Triad	Adjustments			Combined

Revenues	$95,826	$54,614	$—		$150,440	$59,405	$—			$209,845

Expenses	85,922	60,081 (l)	6,500	(i)(k)(l)	152,503	56,069	1,580	(g	)(h)(i)	210,152 (l)

Income (loss) before income taxes	9,904	(5,467)	(6,500)		(2,063)	3,336	(1,580)			(307)

Income tax expense (benefit)	513	10	649	(j)	1,172	(106)	424	(j	)	1,490

Net income (loss)	$9,391	$(5,477)	$(7,149)		$(3,235)	$3,442	$(2,004)			$(1,797)

Income (loss) per common share:
Basic	$0.06				$(0.02)					$(0.01)

Diluted	$0.06				$(0.02)					$(0.01)

Weighted average common shares outstanding:
Basic	157,355,540				157,355,540					160,387,516

Diluted	168,484,469				157,355,540					160,387,516

(1)  Includes a non-recurring charge of $9,200 for special bonuses paid to Investacorp employees prior to the closing of the acquisition.
See notes to unaudited pro forma combined condensed financial statements

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
(in thousands, except share amount)
1. Basis of Presentation
On August 13, 2008, Triad Advisors, Inc. (“Triad”), a leading independent broker-dealer and investment advisor, became a wholly-owned subsidiary of Ladenburg Thalmann Financial Services Inc. (the “Company or “LTFS”). Under the Agreement and Plan of Merger dated as of July 9, 2008 by and among the Company, Triad, Triple Acquisition Inc. (“Triple”), a wholly-owned subsidiary of the Company, and the shareholders of Triad, Triple merged with and into Triad, with Triad remaining as the surviving corporation and a wholly-owned subsidiary of the Company.
All outstanding shares of Triad’s common stock were converted into an aggregate of $7,500 in cash subject to a net worth adjustment, $12,500 of Company common stock and a three-year $5,000 promissory note bearing interest at 2.51% per annum and payable quarterly (the “Note”). The Company common stock is subject to certain transfer restrictions. In addition, the Company issued to Triad’s shareholders an aggregate of $2,000 of Company common stock as reimbursement for Triad’s net worth of approximately $3,500. In the event that Triad meets certain profit targets during the three-year period following completion of the merger, the Company will also pay up to $15,000 to Triad’s shareholders, half of which would be payable in the Company’s common stock (“Additional Contingent Consideration”). For purposes of determining the number of shares of Company common stock issued in payment of the stock portion of the consideration, the parties used a stock price of $1.814 per share. A total of 7,993,387 shares of Company common stock were issued at closing, and up to an additional 4,134,511 shares may be issued as part of the Additional Contingent Consideration. The fair value of the shares issued at closing was $1.60, based on the market price for a reasonable period before and after the date that the merger agreement was announced. The Company also pledged the stock of Triad to Triad’s former shareholders pursuant to a pledge agreement as security for the payment of the Note. The Note contains customary events of default, which if uncured, entitle the Note holder to accelerate the due date of the unpaid principal amount of, and all accrued and unpaid interest on, the Note.
Certain reclassifications have been made to the Triad historical consolidated financial statements to conform to the preliminary presentation of such information for the combined entity as discussed in Note 3-Reclassifications.
Preliminary Estimated Purchase Price Allocation
The preliminary allocation of the purchase price to Triad’s tangible and intangible assets acquired and liabilities assumed was based on their estimated fair values. The valuation of these tangible and identifiable intangible assets and liabilities is preliminary and is subject to further management review and may change materially. The excess of the purchase price over the tangible and identifiable intangible assets acquired and liabilities assumed has been allocated to goodwill. In accordance with Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets,” goodwill is not amortized but will be tested for impairment at least annually.
The purchase price for the acquisition consisted of the following:

As of
June 30,
2008

Cash ($7,500 less $674 net worth reimbursement)	$6,826

Common stock (7,993,387 shares x $1.60 per share)	12,767

$5,000 note payable valued based on 11% imputed interest rate	4,384

Transaction costs	90

Total estimated purchase price	$24,067

A summary of the purchase price allocation of the fair value of assets acquired and liabilities assumed is as follows:

As of
June 30,
2008

Net working capital and tangible assets	$2,785

Identifiable intangible assets (a)	13,022

Goodwill	8,260

Total estimated purchase price	$24,067

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
(in thousands, except share amount)
     (a) Identifiable intangible assets consist of:

	As of
	June 30,	Useful Life
	2008	(years)

Technology	$141	1
Relationships with registered representatives	9,786	20
Relationships with vendors	1,731	7
Covenants not to compete	1,364	5

Total identifiable intangible assets	$13,022

2.	Pro forma adjustments

The following pro forma adjustments related to the Triad and Investacorp acquisitions are included in the unaudited pro forma combined condensed statements of operations and the unaudited pro forma combined condensed balance sheet:
     (a) Adjustments to cash:

As of
June 30,
2008

To record cash paid to Triad’s former shareholders	$(7,500)
To record net worth reimbursement by Triad’s former shareholders	674

Total	$(6,826)

     (b) Adjustments to reflect allocation of Triad purchase price:

As of
June 30,
2008

Goodwill	$8,260
Intangible assets	13,022

Total	$21,282

     (c) Adjustment to other assets:

As of
June 30,
2008
To reclassify acquisition costs paid and recorded in other assets	$(4)
     (d) Adjustment to accounts payable and accrued liabilities:

As of
June 30,
2008
To accrue Triad acquisition costs	$86

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
(in thousands, except share amount)
     (e) Adjustments to notes payable:

As of
June 30,
2008

To record Triad Note	$5,000
To record discount on Triad Note	(616)

Total	$4,384

     (f) Adjustments to shareholders’ equity:

As of
June 30,
2008

To eliminate Triad’s shareholders’ equity	$(2,785)
To record fair value of LTFS common stock issued in Triad merger	12,767

Total	$9,982

     (g) Adjustment to professional service expense:

	Six months	Year
	ended	ended
	June 30,	December 31,
	2008	2007

To eliminate acquisition expenses incurred by Triad	$(151)	$—
     (h) Adjustment to amortization of purchased intangible assets:

	Six months	Year
	ended	ended
	June 30,	December 31,
	2008	2007

To record amortization of Triad identified intangible assets	$505	$1,150
     (i) Adjustment to interest expense:

	Six months	Year
	ended	ended
	June 30,	December 31,
	2008	2007

To record interest expense on notes payable	$(388)	$4,288
     (j) Adjustments to income tax expense:

	Six months	Year
	ended	ended
	June 30,	December 31,
	2008	2007

To record tax expense on the temporary difference between the tax basis and book basis of Triad and Investacorp goodwill	$418	$826
To record state tax expense for Triad and Investacorp	93	247

Total	$511	$1,073

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
(in thousands, except share amount)
     (k) Adjustments to expenses:

Year
ended
December 31, 2007

To eliminate acquisition expenses incurred by Investacorp	$(874)
To record share based compensation expense under SFAS 123(R) for options issued in connection with Investacorp acquisition	2,144

Total	$1,270

     (l) Adjustment to amortization of purchased intangible assets:

Year
ended
December 31, 2007
To record amortization of Investacorp identified intangible assets	$1,372
3.	Reclassifications

The following reclassifications have been made in the presentation of Triad’s historical unaudited consolidated balance sheet and income statement to conform to the Company’s presentation:
•	Cash and cash equivalents of $1,431 as of June 30, 2008 was reclassified to receivables from clearing brokers, other broker-dealers and sponsors.

•	Investments of $800 as of June 30, 2008 was reclassified to securities owned, at market value.

•	Commissions receivable and other of $598 as of June 30, 2008 was reclassified to receivables from clearing brokers, other broker-dealers and sponsors.

•	Prepaid expenses of $218 and deposit with clearing organization of $75 as of June 30, 2008 were reclassified to other assets.

•	Notes receivable from representatives of $81 as of June 30, 2008 were reclassified to accounts receivable, net.

•	Commissions payable to brokers of $24 as of June 30, 2008 was reclassified to securities sold, but not yet purchased, at fair value.

•	Accrued rent obligation of $86 as of June 30, 2008 was reclassified to deferred rent.

•	Income tax benefit of $106 for the year ended December 31, 2007 was reclassified from other expenses to income tax benefit.